FRONTEGRA FUNDS



                                 ANNUAL REPORT

                        Frontegra Total Return Bond Fund



                        FRONTEGRA ASSET MANAGEMENT, INC.

                                October 31, 1997








FRONTEGRA FUNDS


TABLE OF CONTENTS


Shareholder Letter                                         1

Investment Highlights                                      2

Schedule of Investments                                    3

Statement of Assets and Liabilities                        6

Statement of Operations                                    7

Statement of Changes in Net Assets                         8

Financial Highlights                                       9

Notes to Financial Statements                             10

Report of Independent Auditors                            13





This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the Prospectus carefully.

FRONTEGRA FUNDS

DEAR SHAREHOLDER:

As our first year draws to a close, we want to take this opportunity to express our appreciation and to update you on the progress of the Frontegra Total Return Bond Fund (the "Fund"). We are pleased to report the Fund has returned 7.13% since its inception on November 25, 1996. This compares to a 7.57% return for the Lehman Brothers Aggregate Bond Index (the "Index") for the same time period. The net asset value of the Fund closed the period at $30.85 per share. The period since inception has been characterized by a relatively low level of volatility in the domestic fixed income markets, presenting few opportunities to add significant value in the portfolio.

Since inception, the 10-year Treasury yield fluctuated between 6% and 7%, with "real" yields varying little from what we consider a historical neutral range of 3.0% to 3.5%. During the latter part of 1996 and early 1997, we believed the bond market was undervalued relative to historical measures and therefore positioned the portfolio's duration slightly longer than that of the Index. As rates declined during the middle of the year, we decreased portfolio duration accordingly. In the recent months, we have positioned the portfolio to take advantage of the relatively flat yield curve by implementing a moderately bulleted yield curve strategy.

The portfolio has been invested in a higher than normal percentage of Treasury securities, given that yield spreads between Treasuries and other securities in the fixed income market have been narrow for quite some time. We continue to seek well-structured, call-protected mortgage and asset-backed securities, but our exposure to these sectors remains below normal due to the narrow level of spreads. We have been able to find better pockets of value in the corporate sector, particularly in putable, electric utility and yankee bonds. The portfolio's high-yield exposure (approximately 6% of the portfolio) has been limited to the BB-rated electric utility first mortgage bonds.

Going forward, we expect steady to declining inflation in the 2% to 3% range as a result of continued restrictive monetary policy. We also expect to see some steepening of the yield curve, as the current spread between the 2-year and 30-year Treasuries of 50 to 60 basis points is low by historical standards. Finally, if the market volatility present during the last several weeks of October continues, we believe there will be significant opportunities to add value in the portfolio.

Thank you for the opportunity to assist you with your investment goals.

Sincerely,

/s/ Thomas J. Holmberg, Jr.        /s/ William D. Forsyth, III

Thomas J. Holmberg, Jr.            William D. Forsyth, III
Co-President                       Co-President

November 14, 1997

FRONTEGRA FUNDS


INVESTMENT HIGHLIGHTS

TOTAL RETURN
                     11/25/96    1/31/97     4/30/97     7/31/97     10/31/97
                     --------    -------     --------    --------    --------
Frontegra Total
Return Bond Fund     100,000    99,406.57   99,926.47   105,089.71  107,127.64

Lehman Brothers
Aggregate Bond Index 100,000    99,849.95  100,471.36   105,392.47  107,572.25




Portfolio Total Return
FOR THE PERIOD ENDED 10/31/97
---------------------------------------
SIX MONTH                         7.21%

SINCE COMMENCEMENT                7.13%




This chart assumes an initial gross investment of $100,000 made on 11/25/96. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch Investors Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon, paydown, and total return are reported for all sectors on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.

FRONTEGRA FUNDS

Frontegra Total Return Bond Fund

SCHEDULE OF INVESTMENTS
October 31, 1997

Principal Amount                                                          Value
--------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES  18.24%
$  300,000    Charming Shoppes, Inc. Master Trust, 7.00%, 4/15/99    $   304,992
 1,600,000    First Chicago Master Trust II, 5.695%, 10/15/02          1,588,800
   109,935    Green Tree Recreational 96-A-A1, 5.55%, 2/15/18            109,520
   250,000    Green Tree 95-7-A5, 6.95%, 11/25/26                        258,633
   200,000    Green Tree 95-9-193, 6.20%, 1/15/27                        200,866
   200,000    Green Tree 96-7-MI, 7.70%, 10/15/27                        211,568
   229,310    J.P. Morgan 1996-C2, 6.47%, 3/25/05                        231,713
   350,000    Lehman Trust 96-2-A3, 7.11%, 10/25/09                      357,609
 1,500,000    MBNA Trust 1996-K-A, 5.755%, 3/15/06                     1,501,350
   117,626    Mego 1996-2-A2, 7.275%, 2/25/18                            120,872
   350,000    Pru. Mtg. 1993-5-A4, 7.00%, 2/25/00                        353,584
   231,444    RTC 1991-6-A1, 6.92%, 5/25/19                              232,793
   163,231    RTC 1991-6-C1, 9.00%, 9/25/28                              172,059
   250,000    Sec. Pac. 1992-3-A3, 7.45%, 9/15/12                        255,420
   190,504    SASCO 1996-CFL-A-1C, 5.94%, 2/25/28                        189,860
 1,000,000    World Financial 1996-B, 6.95%, 4/15/06                   1,042,380
                                                                      ----------

              TOTAL ASSET-BACKED SECURITIES                            7,132,019
              (cost $7,099,189)                                       ----------

              CORPORATE BONDS  36.16%
              Airlines  1.55%
   150,000    America West Airlines, Inc., 7.33%, 7/2/08                 157,511
   400,000    Delta Air Lines, Inc., 9.75%, 6/1/03                       449,980
                                                                      ----------
                                                                         607,491
                                                                      ----------
              Banking  1.65%
   200,000    Korea Development Bank, 6.625%, 11/21/03                   183,548
   500,000    Korea Development Bank, 7.25%, 5/15/06                     462,210
                                                                      ----------
                                                                         645,758
                                                                      ----------
              Forest Products & Paper  2.12%
   800,000    Boise Cascade Corp., 7.48%, 6/15/05                        827,896
                                                                      ----------
              Lodging  1.94%
   750,000    Hilton Hotels Corp., 7.00%, 7/15/04                        756,780
                                                                      ----------
See notes to financial statements.

FRONTEGRA FUNDS

Frontegra Total Return Bond Fund

SCHEDULE OF INVESTMENTS (continued)
October 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

              Municipal  1.19%
$  300,000    City of Taegu, South Korea, 7.375%, 10/15/07           $   300,543
   150,000    Province of Quebec, 7.22%, 7/22/36                         166,164
                                                                      ----------
                                                                         466,707
                                                                      ----------
              Oil & Gas  5.53%
   500,000    PDV America, Inc., 7.75%, 8/1/00                           512,735
   600,000    PDV America, Inc., 7.875%, 8/1/03                          619,974
 1,000,000    Transcontinental Gas Pipe Line Corp., 7.08%, 7/15/26     1,031,850
                                                                      ----------
                                                                       2,164,559
                                                                      ----------

              Publishing  1.43%
   500,000    News America Holdings, Inc., 8.50%, 2/23/25                559,560
                                                                      ----------

              Services  2.43%
   247,522    Federal Express Corp., 8.04%, 11/22/07                     269,157
   344,162    Federal Express Corp., 7.85%, 1/30/15                      368,532
   150,000    Federal Express Corp., 7.84%, 1/30/18                      156,917
   150,000    Service Corporation International, 8.50%, 6/1/15           154,992
                                                                      ----------
                                                                         949,598
                                                                      ----------

              Utilities  17.25%
   400,000    Cleveland Electric Illuminating Co. (The), 7.85%, 7/30/02  416,372
   150,000    Commonwealth Edison Co., MBIA, 8.25%, 10/1/06              168,552
   700,000    Commonwealth Edison Co., MBIA, 8.00%, 5/15/08              779,079
   400,000    Hydro-Quebec, 8.05%, 7/7/24                                456,088
   160,000    Korea Electric Power Corp., 7.00%, 2/1/27                  151,776
   500,000    Korea Electric Power Corp., 6.75%, 8/1/27                  479,370
   400,000    Niagara Mohawk Power Corp., 7.375%, 8/1/03                 409,716
   600,000    Niagara Mohawk Power Corp., 8.00%, 6/1/04                  633,180
   687,000    North Atlantic Energy Corp., 9.05%, 6/1/02                 693,918
   250,000    Sithe/Independence Funding, 8.50%, 6/30/07                 272,395
   200,000    Sithe/Independence Funding, 9.00%, 12/30/13                229,220
 1,000,000    Utilicorp United Inc., 6.70%, 10/15/06                   1,015,110
 1,000,000    Utilicorp United Inc. (AMBAC Insured), 6.875%, 10/1/04   1,038,850
                                                                      ----------
                                                                       6,743,626
                                                                      ----------
              Waste Management  1.07%
   400,000    WMX Technologies, Inc., 7.10%, 8/1/26                      416,500
                                                                      ----------


              TOTAL CORPORATE BONDS
              (cost $13,951,147)                                      14,138,475
                                                                      ==========

See notes to financial statements.

FRONTEGRA FUNDS

Principal Amount                                                         Value
--------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCIES  4.98%
  $515,000    FHLMC - GNMA, Series 20H, 5.50%, 10/25/23            $     460,765
   350,000    FHLMC - GNMA, Series 20L, 5.50%, 10/25/23                  295,379
   245,651    FNMA, Pool 73339, 6.18%, 1/1/03                            243,809
   290,833    FNMA, Pool 160098, 7.91%, 3/1/04                           299,378
   209,722    FNMA, Series 91-26G, 8.00%, 4/25/06                        216,359
    85,000    FNMA, Series 94-3PL, 5.50%, 1/25/24                         76,197
    84,961    GNMA, Pool 36629, 9.50%, 10/15/09                           91,944
   248,623    GNMHB, Pool 331001, 8.25%, 7/15/07                         261,131
                                                                     -----------
              TOTAL U.S. GOVERNMENT AGENCIES
              (cost $1,897,232)                                        1,944,962
                                                                     -----------

              U.S. TREASURY OBLIGATIONS  35.08%
              U.S. Treasury Bonds  9.43%
 2,000,000    7.50%, 11/15/16                                          2,284,400
 1,400,000    6.25%, 8/15/23                                           1,402,534
                                                                     -----------
                                                                       3,686,934
                                                                     -----------
              U.S. Treasury Notes  25.65%
 1,000,000    5.625%,1/31/98                                           1,000,250
   450,000    6.375%, 1/15/99                                            453,996
 2,500,000    6.625%, 7/31/01                                          2,569,925
   250,000    6.375%, 9/30/01                                            255,033
   850,000    5.75%, 8/15/03                                             846,081
   250,000    6.50%, 8/15/05                                             259,067
 4,470,000    6.50%, 10/15/06                                          4,641,961
                                                                     -----------
                                                                      10,026,313
                                                                     -----------
              TOTAL U.S. TREASURY OBLIGATIONS
              (cost $13,321,374)                                      13,713,247
                                                                      ----------

              SHORT-TERM INVESTMENT  5.48%
 2,143,827    UMB Bank Money Market Fiduciary                          2,143,827
                                                                      ----------
              TOTAL SHORT-TERM INVESTMENT
              (cost $2,143,827)                                        2,143,827
                                                                      ----------
              TOTAL INVESTMENTS  99.94%
              (cost $38,412,769)                                      39,072,530
                                                                      ----------
              Cash and Other Assets, less Liabilities  0.06%              23,248
                                                                      ----------
              NET ASSETS  100.00%                                    $39,095,778
                                                                     ===========

See notes to financial statements.

FRONTEGRA FUNDS


Frontegra Total Return Bond Fund

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

ASSETS:
Investments at value (cost $38,412,769)                           $39,072,530
Receivable for investments sold                                       725,672
Interest receivable                                                   507,168
Receivable from adviser                                               140,807
Deferred organizational costs                                          35,277
Other assets                                                            2,549
                                                                   ----------
Total assets                                                       40,484,005
                                                                   ----------
LIABILITIES:
Payable for investments purchased                                   1,188,483
Accrued expenses                                                       32,138
Accrued investment advisory fee                                        73,665
Payable to adviser - expenses                                          93,941
                                                                  -----------
Total liabilities                                                   1,388,227
                                                                  -----------
NET ASSETS                                                        $39,095,778
                                                                  ===========
NET ASSETS CONSIST OF:
Paid in capital                                                   $38,183,366
Undistributed net investment income                                   183,488
Accumulated net realized gains on investments                          69,163
Net unrealized appreciation on investments                            659,761
                                                                  -----------
NET ASSETS                                                        $39,095,778
                                                                  ===========
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                        100,000,000
Issued and outstanding                                              1,267,222

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE         $30.85
                                                                       ======

See notes to financial statements.

FRONTEGRA FUNDS

Frontegra Total Return Bond Fund

STATEMENT OF OPERATIONS
For the Period Ended October 31, 1997 <F1>

INVESTMENT INCOME:
Interest                                                           $1,198,165
                                                                   ----------
                                                                    1,198,165

EXPENSES:
Investment advisory fees                                               73,665
Fund administration and accounting fees                                59,465
Shareholder servicing                                                  19,204
Legal fees                                                             18,190
Federal and state registration fees                                    18,130
Reports to shareholders                                                10,068
Pricing                                                                 8,136
Amortization of organizational costs                                    8,102
Insurance                                                               6,251
Audit fees                                                              5,504
Custody fees                                                            4,658
Director's fees and expenses                                            1,256
Other                                                                     258
                                                                   ----------
Total expenses before waiver and reimbursements                       232,887
Waiver and reimbursements of expenses by adviser                     (140,807)
                                                                   ----------
Net expenses                                                           92,080
                                                                   ----------
NET INVESTMENT INCOME                                               1,106,085
                                                                   ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gains on investments                                      60,778
Change in unrealized appreciation on investments                      659,761
                                                                   ----------
NET GAINS ON INVESTMENTS                                              720,539
                                                                   ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $1,826,624
                                                                   ==========

<F1> Commenced operations on November 25, 1996

See notes to financial statements.

FRONTEGRA FUNDS

Frontegra Total Return Bond Fund

STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended October 31, 1997<F1>

OPERATIONS:
Net investment income                                            $  1,106,085
Net realized gains on investments                                      60,778
Change in unrealized appreciation on investments                      659,761
                                                                   ----------
Net increase in net assets resulting from operations                1,826,624
                                                                   ----------

DISTRIBUTIONS PAID FROM:
Net investment income                                                (917,864)
                                                                   ----------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                        37,210,071
Shares issued to holders in reinvestment of distributions             904,999
Shares redeemed                                                       (28,052)
                                                                   ----------
Net increase                                                       38,087,018
                                                                   ----------
TOTAL INCREASE IN NET ASSETS                                       38,995,778

NET ASSETS:
Beginning of period                                                   100,000
                                                                   ----------
End of period (includes undistributed net
  investment income of $183,488)                                  $39,095,778
                                                                  ===========


<F1> Commenced operations on November 25, 1996

See notes to financial statements.

FRONTEGRA FUNDS

Frontegra Total Return Bond Fund

FINANCIAL HIGHLIGHTS
For the Period Ended October 31, 1997 <F1>

NET ASSET VALUE, BEGINNING OF PERIOD                                 $  30.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                    1.37
Net realized and unrealized gain on investments                          0.70
                                                                    ---------
TOTAL FROM INVESTMENT OPERATIONS                                         2.07
                                                                    ---------

LESS DISTRIBUTIONS PAID:
From net investment income                                              (1.22)
                                                                    ---------
TOTAL DISTRIBUTIONS                                                     (1.22)
                                                                    ---------


NET ASSET VALUE, END OF PERIOD                                       $  30.85
                                                                    =========

TOTAL RETURN <F2>                                                       7.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                              $39,096
Ratio of expenses to average net assets <F3> <F4>                       0.50%
Ratio of net investment income to average net assets <F3> <F4>          6.02%
Portfolio turnover rate <F2>                                             202%


<F1> Commenced operations on November 25, 1996
<F2> Not annualized
<F3> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.27% and the ratio of net investment income to average net assets would have been 5.25% for the period November 25, 1996 to October 31, 1997.
<F4> Annualized

See notes to financial statements.

FRONTEGRA FUNDS

Frontegra Total Return Bond Fund

NOTES TO FINANCIAL STATEMENTS
October 31, 1997

FRONTEGRA FUNDS

(1)  ORGANIZATION
     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of two series: the Frontegra Total Return Bond Fund (the "Fund") and the Frontegra Opportunity Fund. The Fund issued and sold 3,333 shares of common stock ("initial shares") of which 1,667 shares were sold to Frontegra Asset Management, Inc. (the "Adviser") and 1,666 shares were sold to Reams Asset Management Company, LLC (the "Sub-Adviser") at $30 per share on September 30, 1996. The Fund commenced operations on November 25, 1996. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities. If any of the original shares of the Fund purchased by the Adviser or Sub-Adviser are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.


(2)  SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     (a)  Investment Valuation
          Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Sub-Adviser pursuant to guidelines established by the Board of Directors.

FRONTEGRA FUNDS

     (b)  Federal Income Taxes
          No federal income tax provision has been made since the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.

     (c)  Distributions to Shareholders
          Dividends from net investment income are usually declared and paid quarterly. Distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at October 31, 1997, reclassifications were recorded to decrease undistributed net investment income by $4,733, increase accumulated net realized gains on investments by $8,385 and decrease capital stock by $3,652.

     (d)  Other
          Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER
     The Fund has an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. The Adviser has agreed to voluntarily waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.50% of the Fund's average daily net assets.

FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
NOTES TO FINANCIAL STATEMENTS (continued)

(4)  CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund were as follows:

                                                          Period Ended
                                                        October 31, 1997 <F1>
                                                        -----------------

     Shares sold                                             1,234,460
     Shares issued to holders in reinvestment
       of distributions                                         30,340
     Shares redeemed                                              (911)
                                                             ---------
                                                             1,263,889
                                                             =========
     <F1> Commenced operations on November 25, 1996

(5)  INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Fund for the period November 25, 1996, to October 31, 1997, are summarized below:

     Purchases               $26,285,253
     Sales                    $3,291,430

     Purchases and sales of U.S. government securities were $49,569,251 and $36,336,109, respectively.

     At October 31, 1997, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $38,427,582 were as follows:

     Appreciation                                             $694,492
     Depreciation                                              (49,544)
                                                              --------
     Net appreciation on investments                          $644,948
                                                              ========

FRONTEGRA FUNDS

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of the Frontegra Funds, Inc./Frontegra Total Return Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Frontegra Total Return Bond Fund (the "Fund") as of October 31, 1997, the related statement of operations, the statement of changes in net assets and the financial highlights for the fiscal period indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Frontegra Total Return Bond Fund at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the fiscal period indicated therein, in conformity with generally accepted accounting principles.

Ernst & Young LLP

Chicago, Illinois
November 21, 1997

                             FRONTEGRA FUNDS, INC.
                      c/o Sunstone Investor Services, LLC
                 P.O. Box 2142, Milwaukee, Wisconsin 53201-2142